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Ex-10.50
Form of $250,000 Promissory Note from WMS Financial Planners, Inc. to the Company dated July 13, 2000


                                  EXHIBIT 10.50


                                 PROMISSORY NOTE


$250,000                                                          July 13, 2000

        FOR VALUE RECEIVED, WMS Financial Planners, Inc., a Washington corporation ("Maker") promises to pay Telegen Corporation ("Payee") the sum of $250,000 on or before January 31, 2001, together with simple interest on the unpaid balance at the rate of eight percent (8%) per annum.

        1. PAYMENT. Payment shall be made at the executive offices of Payee or at any other place Payee designates in writing from time to time, and shall be in lawful money of the United States of America.

        2. PREPAYMENT. This Note may be prepaid at any time, in whole or in part, without premium or penalty.

        3. ACCELERATION OF PAYMENT. The entire principal amount hereof shall immediately become due and payable (without Demand for Payment, Notice of Non-Payment, Presentment, Notice of Dishonor, Protest, Notice of Protest, or any other notice or demand, all of which maker hereby waives) if:

                a. Maker has made any misrepresentation in or with respect to, or has breached any provision of, this Promissory note;

                b. Maker fails to pay when due any payment and such failure continues for a period of thirty (30) days;

                c. Maker defaults in the performance of, or compliance with, any other term, provision, covenant, or condition of this Promissory Note, and the default or noncompliance is not remedied to Payee's satisfaction within thirty (30) days after Payee gives Maker written notice of the default or noncompliance;

                d. Maker makes an assignment for the benefit of creditors, or a trustee or receiver of Maker or of a substantial portion of its assets is appointed, and the trustee or receiver is not discharged within sixty (60) days; or

                e. Any proceeding involving Maker is voluntarily commenced by Maker under any bankruptcy, reorganization, insolvency, readjustment or debt, marshaling of assets and liabilities, dissolution, or liquidation law or statute of the United sates or of any state, or a proceeding of this nature is involuntarily instituted against Maker, and Maker by any action indicates its approval of, or consent to, or acquiescence in, the proceeding, or the proceeding remains undismissed for (60) days.

        4. COSTS OF COLLECTION; FORM. If Maker fails to make timely the payments required herein, Maker shall pay all costs of collection when incurred including, without limitation, attorneys' fees and expenses and court costs. Such costs will be added to the balance of principal.

        5. FAILURE OR DELAY NON-WAIVER. Failure of the Payee hereof to assert any right contained herein, or delay in asserting any such right, shall not be deemed a waiver of that right.


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        6. NEGOTIABILITY. This Note may not be transferred, assigned, pledged or negotiated without the written consent of Maker.

        7. WAIVER OF PROCEDURAL DEFENSES. Maker waives Demand for Payment, Notice of Nonpayment, Presentment, Notice of Dishonor, Protest, Notice of Protest, or any other notice or demand in connection with Promissory Note.

        8. MODIFICATIONS. This Promissory Note may not be changed, modified or amended, or terminated, nor may any of its provisions be waived, except by an agreement in writing signed by the party whom enforcement thereof is sought.

        9. SECURITY This Promissory Note is secured by 50,000 shares of common stock of Payee pursuant to the terms of a Security Agreement and Pledge of Shares dated as of the date hereof.

        10. CHOICE OF LAW. This Promissory Note shall be governed by and construed in accordance with the Laws of the state of California.

        11. PROMISE BINDING. This Promissory Note shall be binding upon Maker and Maker's successors and assigns.


Personally Guaranteed:                            WMS Financial Planners, Inc.


/s/ WILLIAM M SWAYNE                              By: /s/ CAROLYN OLBERG
----------------------------------                   --------------------------
William M. Swayne II                                 Carolyn Olberg,
                                                     Vice-President of
                                                     Administration


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